Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                             Ended September 30,         Ended September 30,
                              1997          1996         1997          1996
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   173,449  $   160,905   $   538,972  $   462,230
Provision for possible
 credit losses............      60,403       35,273       206,171      133,873
Other operating income....     692,039      472,348     2,029,493    1,313,957
Other operating expense...     523,542      383,538     1,648,721    1,104,090
  Net income(a)...........     171,826      129,523       434,201      325,065

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PER COMMON SHARE DATA FOR THE PERIOD(b):

Earnings(c)............... $       .32  $       .24   $       .80  $       .61
Dividends.................         .08          .07           .24          .21
Book value................        3.30         2.60

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RATIOS:

Return on average total
 assets...................        3.48%        3.44%         3.12%        3.10%
Return on average
 stockholders' equity.....       38.27        37.26         33.84        33.24
Average receivables to
 average deposits.........       86.39        95.67         92.53        92.18
Stockholders' equity to
 total assets.............        9.21        10.31

Loan Portfolio:
  Delinquency(d)..........        3.40         3.16
  Net credit losses.......        2.02         1.55          2.16         2.03

Managed Loans(e):
  Delinquency.............        4.44         4.00
  Net credit losses.......        4.07         3.38          3.93         3.37
  Net interest margin(f)..        7.47         7.50          7.47         7.61

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                             Ended September 30,         Ended September 30,
                              1997          1996         1997          1996
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(e):

At Period End:
  Loans held for
   securitization......... $ 2,168,388  $ 2,822,022
  Loan portfolio..........   7,817,353    6,303,027
  Securitized loans.......  36,230,744   25,614,114
                           -----------  -----------
    Total managed loans... $46,216,485  $34,739,163
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 3,074,863  $ 2,398,970   $ 3,262,886  $ 2,558,674
  Loan portfolio..........   7,491,180    6,668,646     7,283,236    5,870,899
  Securitized loans.......  33,910,575   23,392,536    31,276,734   21,099,223
                           -----------  -----------   -----------  -----------
    Total managed loans... $44,476,618  $32,460,152   $41,822,856  $29,528,796
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $17,319,150  $13,267,372   $47,423,098  $34,080,227

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,010,747  $ 2,966,752
Loans held for
 securitization...........   2,168,388    2,822,022

Credit card loans.........   5,656,280    4,896,703
Other consumer loans......   2,161,073    1,406,324
                           -----------  -----------
  Total loans.............   7,817,353    6,303,027
Reserve for possible
 credit losses............    (160,898)    (117,788)
                           -----------  -----------
  Net loans...............   7,656,455    6,185,239

Total assets..............  20,261,409   15,562,235
Total deposits............  12,487,397    9,649,548
Stockholders' equity......   1,866,508    1,605,063
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                             Ended September 30,         Ended September 30,
                              1997          1996         1997          1996
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 3,872,874  $ 2,841,424   $ 3,663,565  $ 2,807,700
Loans held for
 securitization...........   3,074,863    2,398,970     3,262,886    2,558,674

Credit card loans.........   5,226,340    5,144,692     5,215,837    4,730,964
Other consumer loans......   2,264,840    1,523,954     2,067,399    1,139,935
                           -----------  -----------   -----------  -----------
  Total loans.............   7,491,180    6,668,646     7,283,236    5,870,899
Reserve for possible
 credit losses...........     (157,762)    (112,553)     (136,628)    (108,577)
                           -----------  -----------   -----------  -----------
  Net loans...............   7,333,418    6,556,093     7,146,608    5,762,322

Total assets..............  19,606,532   14,980,002    18,631,468   14,005,528
Total deposits............  12,231,227    9,478,376    11,397,561    9,144,479
Stockholders' equity......   1,781,365    1,382,791     1,715,312    1,306,435
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Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(b).................     528,310      518,234       526,183      517,698
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NOTES:
(a) Net income for the nine months ended September 30, 1996, includes a $32.8 million tax benefit related to deductions for the amortization of Customer-based intangible assets acquired in connection with the 1991 initial public offering of the Corporation's Common Stock, and a charge of $32.8 million net of tax ($54.3 million pretax) related to the launch of the MBNA Platinum Plus MasterCard and Visa program. These items were recognized by the Corporation during the three months ended March 31, 1996.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1997, to stockholders of record as of September 15, 1997.
(c) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding (including common stock equivalents).
(d) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(e) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.
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